Pension Plans And Other Post-Retirement Benefits (Schedule Of Effect Of One-Percentage-Point Change In Assumed Health Care Cost Trend Rates) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Pension Plans And Other Post-Retirement Benefits [Abstract]
Effect on the health-care component of the accrued other post-retirement benefit obligation, 1-Percentage- Point Increase	$ 3,303
Effect on the health-care component of the accrued other post-retirement benefit obligation, 1-Percentage- Point Decrease	(2,828)
Effect on aggregate service and interest cost components of net periodic post-retirement health-care benefit cost, 1-Percentage- Point Increase	199
Effect on aggregate service and interest cost components of net periodic post-retirement health-care benefit cost, 1-Percentage- Point Decrease	$ (169)